INTEGRITY APPLICATIONS LTD.

Number at the Registrar of Companies 513151878

Attn.
Industrial Research and Development Administration	Date: 21.9.03
Office of the Chief Scientist	Company:4010
Ministry of Industry, Trade and Employment
4 Mavo Hamatmid. P.O.B. 2197
Jerusalem

Dear Sir,

Reference:	Letter of Undertaking and Notification of commencement of Execution in the subject of: Non-Invasive Device Monitoring Level of Glucose in the Blood

File no.: 32793

We hereby inform you that we have commenced execution of the Approved Plan, in accordance with the aforementioned reference on 1/4/03.

[Signature]
A.D. Integrity Applications Ltd.

1.	We hereby declare and undertake to meet all the provisions of the Law for Encouragement of Research and Development in Industry, 5744-1984 (hereinafter: “the Law”), including:

A.	The obligation not to transfer to others the know-how, the rights thereof and the production rights resulting from the research and development, without the approval of the Research Committee.

B.
To pay royalties and submit all the reports in accordance with the provisions of the Law and the Regulations of the Encouragement of Research and Development in Industry (Rate of Royalties and Rules for their Application), 5756-1986 (hereinafter: “the Royalties Regulations”) as well as with the directives of the Industrial Research and Development Administration (hereinafter: “the Administration”).

2.
We declare that we have read all the instructions and directives concerning financial reports required for research and development and that we shall act upon them, including whatever is related to the subject of computerized system to report hours of task allocation.

3.	We agree to associate this file number: 32973 to Plan: 32793 in the subject of: non-invasive device monitoring level of glucose in the blood.

(Signature]
A.D. Integrity Applications Ltd.

4.	Additional Undertakings

A.	We were informed of the Royalties Amendment published in “the Regulations File 5759” dated 3.12.1996 page 110 (File 5939).

Pursuant to the aforesaid amendment, the research royalties shall be dollar linked, holding annual interest at libor rate.

B.	Additional Undertakings:

Royalties shall be paid out of all the profits received from monitoring level of glucose in-vivo by an ultra-sonic device, measuring specific heat, measuring level of conductivity or any combination thereof, including software, algorithms and service.

(Signature]
A.D. Integrity Applications Ltd.